UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 11, 2022

Synchrony Card Issuance Trust Synchrony Card Funding, LLC Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-257355, 333-257355-01	82-3295851 (Synchrony Card Funding, LLC) 32-6494512 (Synchrony Card Issuance Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001724786 (Synchrony Card Funding, LLC) and 0001724789 (Synchrony Card Issuance Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into Material Definitive Agreement.

On July 11, 2022, Synchrony Card Funding, LLC (“Funding”) and Synchrony Bank entered into an Underwriting Agreement by and among Funding, Synchrony Bank, Barclays Capital Inc., Citigroup Global Markets Inc. and TD Securities (USA) LLC (the “Class A(2022-2) Underwriting Agreement”), with respect to certain notes (the “Class A(2022-2) Notes”) to be issued by Synchrony Card Issuance Trust (the “Trust”) pursuant to the Amended and Restated Master Indenture, dated as of May 1, 2018, as supplemented by the SynchronySeries Indenture Supplement, dated as of September 26, 2018, and the Class A(2022-2) Terms Document (as defined below), each between the Trust and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”). A copy of the Class A(2022-2) Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On or about July 15, 2022, the Trust and the Indenture Trustee intend to enter into the Class A(2022-2) Terms Document (the “Class A(2022-2) Terms Document”). An unexecuted copy of the Class A(2022-2) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about July 15, 2022, the Trust, Synchrony Card Funding, LLC and Synchrony Bank intend to enter into a Risk Retention Agreement with respect to the SynchronySeries Class A(2022-2) Notes (the “Class A(2022-2) Risk Retention Agreement”). An unexecuted copy of the Class A(2022-2) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Class A(2022-2) Notes, the chief executive officer of Funding has made the certifications required by paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) or Regulation S-K.

The Registrant is also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Class(2022-2) Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
Exhibit 1.1	Underwriting Agreement, dated July 11, 2022, among Funding, Synchrony Bank, Barclays Capital Inc., Citigroup Global Markets Inc. and TD Securities (USA) LLC with respect to the Class A(2022-2) Notes
Exhibit 4.1	Form of Class A(2022-2) Terms Document, between the Trust and the Indenture Trustee
Exhibit 4.2	Form of Risk Retention Agreement, among Funding, Synchrony Bank and the Trust, with respect to the Class A(2022-2) Notes
Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2022-2) Notes
Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2022-2) Notes
Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated July 11, 2022, with respect to the Class A(2022-2) Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2022	Synchrony Card Funding, LLC

	By:	/s/ Christopher Coffey

Name:	Christopher Coffey
Title:	Vice President